UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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SWK HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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SWK HOLDINGS CORPORATION
5956 Sherry Lane, Suite 650
Dallas, Texas 75225
Dear Fellow Stockholders:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Friday, June 13, 2025 at 9:00 a.m., Central Time. You may attend, vote and submit questions during the Annual Meeting via the Internet at www.meetnow.global/MAR46CD
The matters expected to be acted upon at our Annual Meeting are (1) the election of three (3) directors; (2) the ratification of the appointment of BPM LLP as our independent auditors for the fiscal year ending December 31, 2025; (3) the approval on an advisory basis of the compensation paid to certain officers and (4) the approval of an amendment to our 2010 Equity Incentive Plan, as amended.
These proposals are described in detail in the accompanying Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement.
Only Stockholders of record at the close of business on April 22, 2025, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
SWK Holdings Corporation is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our Stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying Proxy Statement and our Annual Report for the fiscal year ended December 31, 2024, (the “2024 Annual Report”). We plan to mail the Notice on or about April 29, 2025, and it contains instructions on how to access both the 2024 Annual Report and accompanying Proxy Statement over the Internet. This method provides our Stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
Your vote is important. Whether you plan to attend our Annual Meeting, it is important that your shares are represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the website provided on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the Annual Meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
Thank you for your continued support.

Sincerely,

Laurie L. Dotter
Chair of the Board
Dallas, Texas
April 29, 2025

SWK HOLDINGS CORPORATION
5956 Sherry Lane, Suite 650
Dallas, Texas 75225
NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the Annual Meeting of SWK Holdings Corporation (the “Company”) will be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Friday, June 13, 2025 at 9:00 a.m., Central Time. You may attend, vote, examine the Company’s stock list and submit questions during the Annual Meeting via the Internet by accessing www.meetnow.global/MAR46CD and using your 15-digit control number provided with this proxy statement.
At the Annual Meeting, you will be asked to consider and vote upon the following matters:
1.The election of Jerry Albright, Laurie L. Dotter, and Robert K. Hatcher, as directors of the Company to serve until our 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier resignation, death or removal;
2.The ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.The approval on an advisory basis of the compensation paid to certain executive officers; and
4.The approval of an amendment to the Company's 2010 Equity Incentive Plan, as amended.
You may also be asked to transact such other business as may properly come before our Annual Meeting and any postponement or adjournment of our Annual Meeting, by or at the direction of the Company’s board of directors. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.
This Proxy Statement and our 2024 Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), are first being mailed to stockholders on or about April 29, 2025. Please carefully review this Proxy Statement for information on the matters to be presented at the Annual Meeting and for instructions on how to vote your shares. Our 2024 Annual Report, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

By Order of the Board of Directors,

Joe D. Staggs
President and Chief Executive Officer
Dallas, Texas
April 29, 2025
Important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on June 13, 2025:
This notice of the 2025 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are available at https://swkhold.investorroom.com/annual-meeting.

SWK HOLDINGS CORPORATION
5956 Sherry Lane, Suite 650
Dallas, Texas 75225
PROXY STATEMENT
April 29, 2025
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held in a virtual meeting format only via the Internet on June 13, 2025, at 9:00 a.m., Central Time, and at any postponement or adjournment of such meeting. Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2024 Annual Report on Form 10-K, a copy of which also accompanies this Proxy Statement. References in this Proxy Statement to “SWK,” the “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.
Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote at the Annual Meeting or legally appoint another proxy to vote on your behalf. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

VOTING INFORMATION
Record Date and Quorum
A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the voting power of all of the shares of our common stock entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only holders of our common stock of record at the close of business on April 22, 2025, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. At the close of business on the record date, we had 12,269,561 shares of common stock outstanding and entitled to vote at the Annual Meeting.
Voting Rights
Only holders of our common stock as of the record date are entitled to vote. Each share of common stock entitles its holder to one vote on each matter properly brought before the Annual Meeting. Shares may not be voted cumulatively. Votes withheld, abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.
Required Votes
Proposal 1. Directors are elected by a plurality of the votes cast. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.
Proposal 2. The ratification of the Audit Committee’s appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
Proposal 3. The approval, on an advisory basis, of the compensation paid to certain executive officers requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal 4. The approval of an amendment to the Company’s 2010 Equity Incentive Plan, as amended, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
The Board recommends a vote FOR (i) each of the director nominees; (ii) the ratification of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) the approval, on an advisory basis, of the compensation paid to certain executive officers; and (iv) the approval of an amendment to the Company’s 2010 Equity Incentive Plan, as amended.
If any other matter is properly submitted to stockholders at the Annual Meeting, its adoption will generally require the affirmative vote of holders of a majority of votes cast on the proposal. The Board does not propose to conduct any business at the Annual Meeting other than as stated above. If you grant a proxy, Joe D. Staggs, Chief Executive Officer and Adam Rice, Chief Financial Officer (the “proxyholders”) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Tabulation of Votes
All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. We intend to announce the preliminary voting results at the Annual Meeting, and in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the Annual Meeting.
Voting by Stockholders of Record and Beneficial Owners
Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

If you are a stockholder of record, we encourage you to deliver your completed proxy card prior to the meeting regardless of whether you plan to attend the Annual Meeting.
Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters to be considered at the Annual Meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to provide voting instructions for each proposal.
If you hold your common stock through a bank, broker or other nominee and want to vote such shares at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee giving you the power to vote such shares. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you attend the Annual Meeting and vote or legally appoint another proxy to vote on your behalf.
Expenses of Solicitation of Proxies
We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.
Revocability of Proxies
Stockholders of Record. You may change your vote at any time before the proxy is exercised by voting at the Annual Meeting or by delivering to the Company either a written revocation of a previously granted proxy or a properly submitted, later-dated proxy. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you revoke your proxy pursuant to one of the methods described in the immediately preceding sentence or vote in person thereat.
Beneficial Owners. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.
Communicating with Members of the Board
Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 5956 Sherry Lane, Suite 650, Dallas, Texas 75225. Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications. The Secretary will forward all communications to the applicable director or directors.
Internet Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to Be Held June 13, 2025: The Notice of the Annual Meeting, this Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, are available at https://swkhold.investorroom.com/annual-meeting.

PROPOSAL 1—ELECTION OF DIRECTORS
The directors elected at the Annual Meeting shall be elected to hold office for terms expiring at the 2026 annual meeting.
Our current directors have agreed to stand for re-election to the Board of Directors at the Annual Meeting. We have no reason to believe that any of them will be unable or unwilling to serve if elected. However, if any of them should become unable for any reason or unwilling to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.
Director Nominees
The following table sets forth the names of our directors and information about each (including their ages as of April 22, 2025):

Name	Age	Committee Memberships	Principal Occupation	Director Since
Jerry Albright	66	Audit, Compensation and Governance	Investment Advisory	2023
Laurie L. Dotter	64	Audit	Investment Advisory	2022
Robert K. Hatcher	62	Audit, Compensation and Governance	CEO, Equitime Capital LLC	2022
Jerry Albright. Mr. Albright, age 66, has served as a managing partner of ADIM, LLC (“ADIM”), an investment management firm specializing in establishing protocols, policies, and practices for boards of directors, since February 2019. Mr. Albright also serves as a consultant to The Brown Foundation, a grantmaking organization. In addition, Mr. Albright held multiple roles at the Teacher Retirement System of Texas (“TRS”) for nearly three decades until his retirement in May 2020, including as TRS Investment Division’s Deputy Chief Investment Officer, Chief Operating Officer, Director of Investment Operations and, most recently, as its Chief Investment Officer, in which capacity he served from mid-2017 until his retirement. Prior to joining TRS, Mr. Albright was the Executive Vice President and a member of the board of directors of a multi-bank holding company in Texas, in addition to serving as a director on the board of two affiliated banks. Mr. Albright has also previously served on the Advisory Board of the Finance Department at Texas A&M University. Mr. Albright holds a bachelor’s degree in economics from Texas A&M University.
The Board has determined that Mr. Albright is qualified to serve on the Board due to his extensive financial and investment experience.
Laurie L. Dotter. Ms. Dotter, age 64, has served in executive leadership roles in several investment companies that delivered attractive investment returns on commercial real estate operating companies, development and management companies, and portfolios requiring repositioning to enhance value. Ms. Dotter has served as an investment advisory board member at Employee Retirement System of Texas since 2019 where she is now the Chairman, and Texas Treasury Safekeeping Trust Company since 2009. Ms. Dotter has also served as a member of the Board of Directors of Stratus Properties Inc., a diversified real estate company engaged primarily in the acquisition, development and sale of real estate properties since 2021. From 2010 to 2016, she served as President of Transwestern Investment Group, and then as President of Transwestern Corporate Properties and founding partner of Corporate Properties Trust I, II and III, large scale commercial real estate investment vehicles with combined capitalization exceeding $2 billion, from 2016 to 2017. Ms. Dotter also served as an executive investment officer at Hunt Realty Investments under the umbrella of Hunt Oil Company family of companies, a petroleum exploration and production company, from 1998 until 2010. Ms. Dotter worked as the director of Real Estate Investments at the Teacher Retirement System of Texas, from 1993 to 1998; and as a director of Financial Consulting Services at PricewaterhouseCoopers, from 1989 to 1993. Ms. Dotter currently serves as an Advisor at Dottid, a company focused on developing comprehensive work flow technology to maximize revenue generation for commercial real estate. From 2020 to 2021, she was an Advisor to the Investment Committee of the Board of Children’s Health System of Texas, providing interim investment portfolio oversight and a review of the System’s governance framework. Ms. Dotter served as a member of the Board of Directors of Parkway Properties, a national commercial real estate company, from 2010 to 2016, where she served as the Chair of Parkway’s audit committee and a member of its compensation committee. She was elected by her peers to serve as the Vice Chairman of the PREA Plan Sponsor Council at the Pension Real Estate Association, from 2008 until 2010. Ms. Dotter received her Bachelor’s degree in Business Administration from Texas A&M University and also holds a CPA license in the State of Texas.

The Board has determined that Ms. Dotter is qualified to serve on the Board due to her extensive financial and investment experience.
Robert K. Hatcher. Mr. Hatcher, age 62, has served as Chairman and CEO of Equitime Capital LLC since October 2022. He served as the Executive Chairman of Avalon Advisors LLC from February 2020 until October 2022. He also serves in various advisory capacities, including as a Senior Advisor at Ecliptic Capital since November 2022. From 2001 to 2019, Mr. Hatcher also served as the President and Chief Executive Officer of Cockrell Interests, LLC. He also served as President and CEO at Pinto Investment Partners LP and Pinto Trust Company and as Chairman of the Finance Advisory Committee for PTV Healthcare Capital and Pinto America Growth Fund. Prior to his position at Cockrell Interests, LLC, Mr. Hatcher founded and served as Managing Director of Citywest Ventures. He also serves on the Board and Executive Committee of Camp Aranzazu, as well as on the Board of Rex Medical LP. Mr. Hatcher served as an Adjunct Professor at the Jones Graduate School of Business at Rice University and is a member of World Presidents’ Organization and Chief Executives Organization. Mr. Hatcher holds an M.B.A. and J.D. from Tulane University, as well as a B.B.A. from Southern Methodist University.
The Board has determined that Mr. Hatcher is qualified to serve on the Board due to his extensive financial and investment experience.
The Board of Directors unanimously recommends a vote FOR the election of the director nominees.
Board and Annual Meeting Attendance
The Board met eleven times in 2024. During 2024, each director attended at least 75% of the meetings of the Board and committees of the Board on which such director served since the date of his or her appointment. Each director is expected to attend the Annual Meeting and each director at such time also attended the Company’s last annual meeting.
Independence
The Board has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in The Nasdaq Stock Market rules and determined that each of Mr. Albright, Ms. Dotter and Mr. Hatcher are independent under the rules of The Nasdaq Stock Market. In addition, Marcus Pennington, who resigned from the Board effective October 1, 2024, was determined not to be an independent director. The independent directors generally meet in executive session at each regularly scheduled Board meeting.
Controlled Company
Under the rules of The Nasdaq Stock Market (“Nasdaq”), a company is a “controlled company” if more than 50% of the combined voting power for the election of directors is held by an individual, group or another company. Carlson beneficially owns approximately 72.6% of our outstanding common stock as of April 22, 2024. As a result, we are a “controlled company” within the meaning of Nasdaq corporate governance standards. Accordingly, we currently avail ourselves of the “controlled company” exception available under Nasdaq rules, which exempt us from certain corporate governance requirements, including the requirements that we have a majority of independent directors on our Board, that compensation of the executive officers be determined, or recommended to the Board for determination, by a majority of the independent directors or a compensation committee comprised solely of independent directors, and that director nominees be selected, or recommended for the Board’s selection, by a majority of the independent directors or a nominations committee comprised solely of independent directors. These exemptions do not modify the independence requirements for our Audit Committee. Presently, we utilize these “controlled company” exemptions to the corporate governance requirements of The Nasdaq Stock Market, and as a result, neither our Compensation Committee, nor our Governance and Nominating Committee consists entirely of independent directors. Accordingly, you do not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

Committees of the Board
The Board has three standing committees: the audit committee, the compensation committee, and the governance and nominating committee.
Audit Committee. We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee during 2024 were Ms. Dotter (Chair), Mr. Albright and Mr. Hatcher. Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under The Nasdaq Stock Market Rules and the rules of the SEC. In addition, the Board determined that each of Ms. Dotter and Mr. Albright is considered an “audit committee financial expert” as defined in the rules of the SEC.
The Audit Committee met four times in 2024. The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.
Compensation Committee. We have a standing compensation committee of the Board (the “Compensation Committee”). The members of our Compensation Committee during 2024 were Mr. Albright, Mr. Hatcher and Marcus. Pennington (Chair). Mr. Pennington resigned from the Board effective October 1, 2024.
The Compensation Committee met two times in 2024. Mr. Albright and Mr. Hatcher each meets the independence and other requirements to serve on our Compensation Committee under The Nasdaq Stock Market Rules and the rules of the SEC. As discussed above, due to his relationship with Carlson, Mr. Pennington did not meet the applicable Nasdaq independence requirements for service on the Compensation Committee. Mr. Pennington served on the Compensation Committee in reliance on the controlled company exemption under applicable Nasdaq rules. Please see the section above entitled “Controlled Company” for more information.
The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans and our Compensation Recovery Policy. Certain of our executive officers, our outside counsel may occasionally attend the meetings of the Compensation Committee. However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation.
Governance and Nominating Committee. We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”). The members of our Governance and Nominating Committee during 2024 were Mr. Albright, Mr. Hatcher (Chair) and Mr. Pennington. Mr. Pennington resigned from the Board effective October 1, 2024.
The Governance and Nominating Committee met one time in 2024. Mr. Albright and Mr. Hatcher each meet the independence and other requirements to serve on our Governance and Nominating Committee under The Nasdaq Stock Market Rules and the rules of the SEC. As discussed above, due to his relationship with Carlson, Mr. Pennington did not meet the applicable Nasdaq independence requirements for service on the Governance and Nominating Committee. Mr. Pennington served on the Governance and Nominating Committee in reliance on the controlled company exemption under applicable Nasdaq rules. Please see the section above entitled “Controlled Company” for more information.
The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience. The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.
The Governance and Nominating Committee will consider stockholder recommendations for director candidates. The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.
Board Leadership Structure and Risk Oversight
Ms. Dotter serves as Chair of the Board.
Our Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chair of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Governance and Nominating Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of Chief Executive Officer and Chair of the Board. Our Board believes that the separation of the positions of Chief Executive Officer and Chair of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. While our Board is responsible for monitoring strategic risk exposure, our Audit Committee oversees management of financial reporting, compliance, cybersecurity and litigation risks, as well as the steps management has taken to monitor and control such exposures. Our Governance and Nominating Committee manages risks associated with the independence of our Board, potential conflicts of interest and the effectiveness of our Board and our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.
Our Commitment to Environmental, Social and Governance Practices
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that our culture and strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Ethics, and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of our business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.

We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance, or ESG, initiatives as long-term value drivers for the Company and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance.
The following is a summary of our current ESG policies and practices:
•Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer and Chair of the Board are separated, which reinforces the independence of the Board from management and creates an environment that encourages objective oversight of management’s performance, which we believe enhances the effectiveness of our Board as a whole.
•Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.
•Code of Ethics: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at www.swkhold.com.
•Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.
Equity Grant Policies
It is the policy of the Board and the Compensation Committee to not take material nonpublic information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
Typically, annual equity awards to eligible employees, including our executives, are generally made in the first quarter of each fiscal year, and annual awards to members of our Board are made on the date of our annual meeting of stockholders, generally late in the second quarter. Awards to new hires are made to eligible employees upon hire date.
During 2024, we did not grant any stock options, stock appreciation rights or similar option-like instruments to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, Form 10-K or Form 8-K that discloses material non-public information.
Code of Ethics and Conduct
The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC. A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com. We intend to disclose any amendments to our Code of Ethics and Conduct, or waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.
Insider Trading Policies and Procedures
We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of securities of the Company by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
A copy of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the period ending December 31, 2024.
Compensation of Directors
The Company maintains a Director Compensation Policy to provide non-employee directors with the following: (i) annual cash consideration for service as a non-employee director of $55,000, (ii) an additional $40,000 per year in cash fees, paid to the non-executive chair of the Board, (iii) additional cash consideration of $15,000, $10,000 and $10,000 for the chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively, (iv) additional cash consideration of $8,000, $6,000 and $6,000 for service as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively and (v) an equity award with an aggregate fair market value of $55,000 granted annually. The Director Compensation Policy provides that each non-employee director may elect to receive his or her cash consideration in the form of fully vested shares of common stock of the Company. Upon the completion of this Annual Meeting, the director equity award will be granted on an annual basis rather than quarterly.
We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board. The Company is also party to indemnification agreements with each of its directors.
DIRECTOR COMPENSATION TABLE
The table below summarizes the compensation paid by the Company to our non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Marcus Pennington(2)	—	104,258	104,258
Laurie Dotter(3)	110,000	68,765	178,765
Jerry Albright(4)	75,000	68,765	143,765
Robert K. Hatcher(5)	79,000	68,765	147,765
(1)The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. Information about the assumptions used to value these awards can be found in Note 8 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(2)As of December 31, 2024, Mr. Pennington held no outstanding stock awards. For the amount reported in Fees Earned or Paid in Cash, Mr. Pennington elected to receive fully vested shares of common stock of the Company in lieu of cash fees earned in 2024 for 100% of his annual cash consideration for service as a non-employee director and as a member of his respective committees. Mr. Pennington resigned from the board of directors October 1, 2024
(3)As of December 31, 2024 Ms. Dotter held 4,834 outstanding stock awards.
(4)As of December 31, 2024, Mr. Albright held 4,834 outstanding stock awards.
(5)As of December 31, 2024, Mr. Hatcher held 4,834 outstanding stock awards.
EXECUTIVE OFFICERS
The following table identifies our executive officers and key employees, and sets forth their current positions at the Company and their ages as of April 22, 2025.

Name	Positions and Offices Held with the Company	Position Held Since	Age
Joe D. Staggs	Chief Executive Officer	2023	44
Adam Rice	Chief Financial Officer	2024	44
Joe D. Staggs, age, 44 has been serving as our Chief Executive Officer since January 1, 2023. Mr. Staggs joined the Company as a Senior Analyst in August 2015. He was promoted to Managing Director in January 2020 before being named President and Interim CEO in September 2022. Prior to joining the Company, Mr. Staggs was Vice President of Investments at Annandale Capital. Prior to joining Annandale, he was the first employee at Alistair Capital, a Dallas-based hedge fund. Mr. Staggs previously co-founded PBS Capital, an investment management business investing in pharmaceutical royalties and healthcare equities. Prior to joining PBS, he was a Senior Portfolio Analyst at Highland Capital where he worked on the firm’s healthcare multi-strategy and public equity groups. While at Highland, Mr. Staggs was ranked first out of a class of eight analysts. Mr. Staggs began his career at Raymond James where he was a Senior Equity Research Associate covering healthcare companies and was ranked in the top quartile of all research associates. He was a Walton Scholar and on the Dean’s List at the University of Arkansas, where he graduated with a B.A. in Finance. Mr. Staggs has earned the right to use the Chartered Financial Analyst designation.
Adam Rice, age, 44 has been serving as our Chief Financial Officer since July 1, 2024. Rice, from November 2023 to June 2024, was an independent consultant, providing fractional CFO services to companies. Prior to that, from

December 2019 to November 2023, Mr. Rice served as the Chief Financial Officer for Park Cities Asset Management, a Dallas based asset management firm, where he oversaw business and fund operations, including accounting, finance, treasury management, and debt covenant reporting and compliance and previous to that he was the Director of Finance from July 2019 to December 2019. Previously, from March 2013 to July 2019, Mr. Rice held roles of increasing responsibility, including most recently as Vice President of Corporate FP&A from November 2017 to July 2019, at Mr. Cooper Group Inc. (FKA Nationstar Mortgage Holdings Inc.) one of the largest mortgage servicers in the United States. Prior to Mr. Cooper, Mr. Rice spent six years at Invesco Real Estate. Mr. Rice began his accounting career in the Assurance and Advisory Business Services practice with Ernst & Young. Mr. Rice earned his BA and MS in Accounting from Texas Tech University. Mr. Rice is a Certified Public Accountant in the state of Texas. There are no material legal proceedings to which our executive officers are a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2024 and 2023 for services rendered to us in all capacities.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus (1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Joe D. Staggs, President & Chief Executive Officer	2024	400,000	415,000	599,930	20,700	1,435,630
	2023	408,077	525,269	—	19,800	953,146
Adam Rice, Chief Financial Officer (4)	2024	139,615	—	100,006	7,563	247,184
Yvette Heinrichson, Former Chief Financial Officer(5)	2024	54,577	108,000	—	3,046	165,623
	2023	330,000	148,956	—	19,800	498,756
(1)Represents the amounts payable as discretionary cash bonuses for the applicable year.
(2)The amounts reported represent the aggregate grant date fair value of restricted stock units granted during 2024, computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. Information about the assumptions used to value these awards can be found in Note 10 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(3)The amounts reported reflect the Company’s contributions under its 401(k) plan.
(4)Mr. Rice was appointed as our Chief Financial Officer effective as of July 1, 2024.
(5)Ms. Heinrichson resigned from her role as our Chief Financial Officer effective February 13, 2024.
Narrative to Summary Compensation Table
Salary
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2024, the base salary for each of Mr. Staggs, Mr.Rice, and Ms. Heinrichson was $400,000, 302,500, and 330,000, respectively, as reflected in the Salary column.
Bonus
We pay discretionary cash bonuses to reward our executives for their performance over the fiscal year. In addition, our named executive officers are eligible to receive annual target performance bonuses based on the achievement of certain corporate performance goals, as further described below. We believe such bonuses properly incentivize our named executive officers and allow us to remain competitive within the marketplace.

Material Terms of Employment Agreements
Joe D. Staggs
Effective January 1, 2023, the Company entered into an employment agreement with Mr. Staggs (the “Staggs Employment Agreement”). Pursuant to the Staggs Employment Agreement, Mr. Staggs’ (i) initial annual base salary will be $400,000 (the “Staggs Base Salary”), (ii) will be eligible for an annual bonus with a target opportunity of 175% of Staggs Base Salary (the “Staggs Annual Bonus”) and (iii) will be eligible for annual equity incentive awards in such form, in such amounts and on such terms as determined by the compensation committee of the Board, in its discretion; provided, however, that Mr. Staggs’ 2023 annual equity award will have a grant date fair value of approximately $600,000. The Staggs Employment Agreement also provides that Mr. Staggs shall be entitled to participate in the employee benefit plans and programs maintained by the Company for similarly situated employees.
The Staggs Employment Agreement provides that, if Mr. Staggs’ employment with the Company ceases due to a termination by the Company without Cause or resignation by him with Good Reason (each as defined in the Staggs Employment Agreement), then he will receive: (i) continued payment of his Base Salary for a period of 12 months following the date of his termination of employment (or 18 months, if such termination occurs within one year following a Change in Control (as defined in the Staggs Employment Agreement), (ii) to the extent an Annual Bonus has been earned but not paid with respect to the fiscal year ended immediately prior to the cessation of Mr. Staggs’ employment, payment of such Annual Bonus; (iii) waiver or reimbursement of the cost of COBRA coverage for Mr. Staggs and his covered family members for 12 months following such termination of employment (or 18 months, if such termination occurs within one year following a Change in Control), (iv) a pro rata Staggs Annual Bonus for the fiscal year in which Mr. Staggs’ termination of employment occurs based on actual results for such year; and (v) Mr. Staggs’ outstanding equity awards will be treated in accordance with the Company’s applicable equity plan and award agreements, unless a more generous treatment is approved by the Board or the compensation committee.
Any severance benefit payable under the Staggs Employment Agreement will be subject to Mr. Staggs’ timely execution and non-revocation of a release of claims. Mr. Staggs will also be bound by confidentiality, intellectual property assignment and restrictive covenants (including an agreement not to compete with the Company or its affiliates, and not to solicit the employees and customers of the Company and its affiliates, during his employment and for 12 months thereafter).
Adam Rice
Adam Rice was appointed the Company's Chief Financial Officer effective July 1, 2024, following Yvette Heinrichson resignation from the role. In connection with Mr. Rice's appointment as Chief Financial Officer, the Board approved the following compensation for Mr. Rice: (i) an annual base salary of $302,500, (ii) an incentive cash bonus target amount of 60% of Mr. Rice’s annual base salary and (iii) a grant of shares of restricted stock made on July 3, 2024 (the “Grant Date”), pursuant to the Company’s 2010 Equity Incentive Plan, as amended (the “2010 Plan”), with a fair market value of $100,000 as of the Grant Date, vesting 25% on each of the first four anniversaries of the Grant Date, subject to Mr. Rice’s continued employment and the terms and conditions of the 2010 Plan and the award agreements thereunder. The Company and Mr. Rice entered into an employment agreement effective as March 7, 2025 (the “Rice Employment Agreement”).
Pursuant to the Rice Employment Agreement, Mr. Rice (i) will have an initial annual base salary will be $311,575 (the “Rice Base Salary”), (ii) will be eligible for an annual cash bonus with a target opportunity of 60% of Rice Base Salary (the “Rice Annual Bonus”) and (iii) will be eligible for annual equity incentive awards in such form, in such amounts and on such terms as determined by the Compensation Committee, in its discretion; provided, however, that such annual equity award will have a grant date fair value of approximately 33% of the Rice Base Salary. The Rice Employment Agreement also provides that Mr. Rice shall be entitled to participate in the employee benefit plans and programs maintained by the Company for similarly situated employees.

The Rice Employment Agreement provides that, if Mr. Rice’s employment with the Company ceases for any reason, Mr. Rice will receive the Rice Base Salary earned but unpaid through and including the date of termination, and any other amounts or benefits payable under the terms of the benefit plans of the Company (collectively, the “Accrued Amounts”). Additionally, the Employment Agreement provides that, if Mr. Rice’s employment with the Company ceases due to a termination by the Company within one year following a Change in Control (each as defined in the Rice Employment Agreement), then he will receive: (i) the Accrued Amounts, (ii) continued payment of the Rice Base Salary for a period of 6 months following the date of his termination of employment, (iii) to the extent the Rice Annual Bonus has been earned but not paid with respect to the fiscal year ended immediately prior to the cessation of Mr. Rice’s employment, payment of such Rice Annual Bonus; (iv) waiver or reimbursement of the cost of COBRA coverage for Mr. Rice and his covered family members for up to 6 months following such termination of employment, and (v) an amount equal to 50% of his annualized prior year bonus payment.
Any severance benefit payable under the Rice Employment Agreement will be subject to Mr. Rice’s timely execution and non-revocation of a release of claims.
Mr. Rice will also be bound by confidentiality, intellectual property assignment and restrictive covenants (including an agreement not to compete with the Company or its affiliates, and not to solicit the employees and customers of the Company and its affiliates, during his employment and for 12 months thereafter).
Yvette Heinrichson
Yvette Heinrichson was appointed the Company’s Chief Financial Officer effective October 3, 2022, following Charles Jacobson’s resignation from the role. In connection with Ms. Heinrichson’s appointment as Chief Financial Officer, the Board approved the following compensation for Ms. Heinrichson: (i) an annual base salary of $300,000, (ii) an incentive cash bonus target amount of 13% of the Company’s 2022 total bonus pool and (iii) a grant of shares of restricted stock made on October 3, 2022 (the “Heinrichson Grant Date”), pursuant to the Company’s 2010 Equity Incentive Plan, with a fair market value of $150,000 as of the Heinrichson Grant Date, vesting 25% on each of the first four anniversaries of the Heinrichson Grant Date, subject to Ms. Heinrichson’s continued employment and the terms and conditions of the Plan and the award agreements thereunder.
On January 30, 2024, Ms. Heinrichson notified the Company of her decision to resign, effective February 13, 2024. Ms. Heinrichson and the Company entered into a Consulting Agreement, pursuant to which Ms. Heinrichson remained with the Company as a part-time consultant through the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 or as otherwise mutually agreed to between Ms. Heinrichson and the Company. During the consulting period, Ms. Heinrichson assisted with the transition of her responsibilities to the Company’s executive management team and. Ms. Heinrichson was compensated at an agreed upon hourly rate for her services.
Indemnification Agreements
The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.
Since the other employees of the Company are at will, the Company does not believe that there are any material risks arising from the Company’s compensation policies and practices for its employees.
2010 Equity Incentive Plan
On November 8, 2010, the Board approved the SWK Holdings Corporation 2010 Equity Incentive Plan. Effective as of October 17, 2019, the Board amended the Company’s 2010 Equity Incentive Plan to increase the number of shares available for issuance under the plan by 1,000,000 shares, and to extend the termination date of the plan for an additional five (5) years to November 8, 2025. The Company’s stockholders approved the 2010 Plan on November 19, 2019. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. The 2010 Plan is administered by the Compensation Committee. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests, as well as any other performance condition(s) required for such award agreement to vest. At any time after the grant of an award, the administrator may accelerate the period during which the award vests.

Compensation Recovery Policy
In accordance with rules adopted by the SEC under the Exchange Act, and the Nasdaq Stock Market, on November 15, 2023, the Board approved the SWK Holdings Corporation Compensation Recovery Policy (“Recovery Policy”). The purpose of the Recovery Policy is to set forth circumstances and procedures under which the Company shall recover compensation that is granted, earned or vested to any executive officer of the Company based wholly or in part upon the attainment of any financial reporting measure in the event that the Company is required to prepare a financial restatement to correct a material error.
Outstanding Equity Awards at December 31, 2024
Below are the options outstanding for each of the named executive officers as of December 31, 2024.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Joe D. Staggs	07/11/16(2)	15,000	—	9.61	07/11/26	—
	05/23/19(3)	18,750	—	12.50	05/23/29	—
	09/01/22(4)	—	—	—	—	11,827	189,000
	03/01/24(5)	—	—	—	—	35,881	572,500
Adam Rice	07/03/24(6)	—	—	—	—	6,072	96,900
Yvette Heinrichson	—	—	—	—	—	—	—
(1)Reflects the market value of the shares of restricted stock held by the named executive officer determined by reference to the fair market value of the Company’s common stock on December 31, 2024, the last trading day of 2024, of $15.96 per share.
(2)This award vested and became exercisable pursuant to the following schedule: 3,750 option shares on each of July 1, 2017, July 1, 2018, July 1, 2019 and July 1, 2020.
(3)This award vested and became exercisable pursuant to the following schedule: 6,250 option shares on each of December 31, 2019, December 31, 2020 and December 31, 2021.
(4)This award vests in four substantially equal parts on September 1, 2022 and each of the three following anniversaries thereafter, subject to the named executive officer’s continued employment with the Company through each such date.
(5)This award vests om three substantially equal parts on March 1, 2025 and each of the two following anniversaries thereafter, subject to the named executive officer's continued employment with the Company through each such date.
(6)This award vests in four substantially equal parts on July 3, 2025 and each of the three following anniversaries thereafter, subject to the named executive officer’s continued employment with the Company through each such date.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information as of December 31, 2024, with respect to shares of our common stock that may be issued under our existing equity compensation plans:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders(1)	48,750	12.78	667,640	(2)
Equity compensation plans not approved by stockholders:	—	—	—
(1)Consists of our 2010 Plan. The shares of common stock underlying any awards granted under our 2010 Plan that are forfeited or repurchased by us at the original issue price, terminated without the issuance of stock, or otherwise surrendered pursuant to our exchange program will be added to the shares of common stock available for issuance under our 2010 Plan.
(2)Consists of shares available for future issuance under the 2010 Plan. As of December 31, 2024, 667,640 shares of common stock were available for issuance under the 2010 Plan.
PAY VERSUS PERFORMANCE TABLE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K).

Year	Summary Compensation Table Total for First PEO	Compensation Actually Paid to First PEO (1)	Summary Compensation Table Total for Second PEO	Compensation Actually Paid to Second PEO(1)	Average Summary Compensation Table Total for Non-PEO NEO	Average Compensation Actually Paid to Non-PEO NEO(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Income(4)
2024	$1,435,630	$1,385,436	$—	$—	$206,403	$147,877	$110.22	$13
2023	$953,146	$941,496	$—	$—	$498,756	$493,864	$121.82	$16
2022	$1,490,307	$1,500,382	$1,443,365	$1,443,365	$437,169	$438,206	$122.59	$13
(1)The amounts reported represent the “compensation actually paid” to our PEOs, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our PEO in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid.

Year	Summary Compensation Table Total for First PEO ($)	Summary Compensation Table Value of Equity Awards ($)(a)	Equity Award Adjustments($)(b)	Compensation Actually Paid to First PEO ($)
2024	$1,435,630	$(599,930)	$549,736	$1,385,436
2023	$953,146	$—	$(11,650)	$941,496
2022	$1,490,307	$(400,000)	$410,075	$1,500,382

Year	Summary Compensation Table Total for Second PEO ($)	Summary Compensation Table Value of Equity Awards ($)(a)	Equity Award Adjustments($)(b)	Compensation Actually Paid to Second PEO ($)
2024	$—	$—	$—	$—
2023	$—	$—	$—	$—
2022	$1,443,365	$—	$—	$1,443,365
(a)The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.
(b)The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	$(599,930)	$(19,751)	$—	$414	$—	$—	$(19,337)
2023	$—	$(1,951)	$—	$(9,699)	$—	$—	$(11,650)
2022	$(400,000)	$417,274	$—	$(7,199)	$—	$—	$410,075

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	$—	$—	$—	$—	$—	$—	$—
2023	$—	$—	$—	$—	$—	$—	$—
2022	$—	$—	$—	$—	$—	$—	$—
(2)The amounts reported represent the average “compensation actually paid” to the NEOs other than our PEO as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made were made to the average of the amounts reported in the “Total”

column of the Summary Compensation Table for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Summary Compensation Table Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	$206,403	$(50,003)	$(8,524)	$147,876
2023	$498,756	$—	$(4,892)	$493,864
2022	$437,169	$(75,000)	$76,037	$438,206
(a)The amounts reported represent the average of the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year.
(b)The equity award adjustments for each fiscal year include the amounts noted in footnote 1(a). The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	$(50,003)	$48,151	$—	$—	$(56,674)	$—	$(8,523)
2023	$—	$(711)	$—	$(4,181)	$—	$—	$(4,892)
2022	$(75,000)	$76,037	$—	$—	$—	$—	$76,037
(3)Total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(4)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
Non-PEO NEO's for 2024 include Adam Rice and Yvette Heinrichson. Non-PEO NEOs for 2023 include Yvette Heinrichson. Non-PEO NEOs for 2022 include Yvette Heinrichson and Charles Jacobson.

Analysis of the Information Presented in the Pay Versus Performance Table
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation Actually Paid and Company TSR

Compensation Actually Paid Vs. Total Shareholder Return
Compensation Actually Paid (USD)
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$160
$140
$120
$100
$80
$60
$40
$20
$0
2022
2023
2024
Year
CAP to PEO #1 Joe D. Staggs
CAP to PEO #2 Winston L. Black
Average CAP to Non-PEO NEOs
TSR

Compensation Actually Paid and Net Income

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (USD)
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Net Income (millions USD)
30
25
20
15
10
5
-
2022
2023
2024
Year
CAP to PEO #1 Joe D. Staggs
CAP to PEO #2 Winston L. Black
Average CAP to Non-PEO NEOs
Net Income (in millions)

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed BPM as the Company’s independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2025, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm. We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice. The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.
Representatives of BPM are expected to be present at the Annual Meeting. If present, such representatives will have the opportunity to make a statement at the Annual Meeting if they wish and they will be available to respond to appropriate questions.
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm.
2024 and 2023 Audit Fee Summary
BPM audited our consolidated financial statements for the years ended December 31, 2024 and 2023. Set forth are the aggregated fees billed for audit and other services provided by BPM for 2024 and 2023:

	Year Ended December 31,
	2024	2023
Audit fees(1)	$364,372	$446,685
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$364,372	$446,685
(1)Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of our quarterly condensed consolidated financial statements and services, such as consents and review of SEC comment letters that are normally provided by BPM in connection with statutory and regulatory filing engagements.
(2)There were no Audit-related fees in 2024 or 2023.
(3)There were no tax related fees in 2024 or 2023.
(4)There were no other fees incurred in 2024 or 2023.
Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. This process includes:
•Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.
•Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2024 and 2023 were approved in advance by the Audit Committee.
Audit Committee Pre-Approval Policies and Procedures
All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services do not impair the firm’s independence. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material” or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein, except to the extent that we specifically incorporate it by reference into such filing.
The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The Nasdaq Stock Market. The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com). The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, BPM LLP (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence,” and discussed with BPM its independence from the Company. Based on the reviews and discussions with management and BPM, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s consolidated financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the consolidated financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE

Laurie L. Dotter (Chair)
Jerry Albright
Robert K. Hatcher

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth information regarding the beneficial ownership of our common stock as of April 22, 2025 by the following individuals or groups:
•each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;
•each of our named executive officers;
•each of our directors; and
•all current directors and executive officers as a group.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Applicable percentage ownership in the following table is based on 12,269,561 shares of common stock outstanding as of April 22, 2025 as adjusted to include options and warrants exercisable within 60 days of April 22, 2025 held by the indicated stockholder or stockholders.
Unless otherwise indicated, the principal address of each of the stockholders below is c/o the Company. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Share Beneficially Owned	Percentage of Class
Joe D. Staggs	116,729	*%
Adam Rice	15,247	*
Laurie L. Dotter	12,933	*
Jerry Albright	6,974	*
Robert K. Hatcher	12,804	*
All current executive officers and directors as a group (5 persons)	164,687	1.3%

5% Stockholders
Entities affiliated with Carlson Capital, L.P.(1) 2100 McKinney Avenue, Suite 1800 Dallas, Texas 75201	8,907,528	72.6%
Entities affiliated with Cannell Capital, LLC(2) 245 Meriwether Circle Alta, Wyoming 83414	381,838	3.1%
Entities affiliated with M3 Funds, LLC(3) 2070 E 2100 S, Suite 250 Salt Lake City, UT 84109	770,770	6.3%
	10,224,823	83.3%
*Less than one percent
(1)Based solely on the Schedule 13D/A filed on October 25, 2024 with the SEC reporting beneficial ownership of 8,907,528 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the “Funds”). Carlson Capital, L.P. is the investment manager of the Funds. Asgard Investment Corp. (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein.

(2)Based solely on the Schedule 13G filed on November 14, 2024 with the SEC reporting beneficial ownership of 381,838 shares. The shares are directly beneficially owned by J. Carlo Cannell and Cannell Capital LLC
(3)Based solely on the Schedule 13G/A filed on February 14, 2024 with the SEC reporting beneficial ownership of 770,770 shares. All of the reported shares are owned directly by M3 Partners, L.P. (“M3 Partners”), whose general partner is M3 Funds, LLC (the “General Partner”) and whose investment adviser is M3F, Inc. (the “Investment Adviser”). The General Partner and the Investment Adviser could each be deemed to be indirect beneficial owners of the reported shares, and could be deemed to share such beneficial ownership with M3 Partners. Jason A. Stock and William C. Waller are the managers of the General Partner and the managing directors of the Investment Adviser, and could be deemed to share such indirect beneficial ownership with the General Partner, the Investment Adviser and M3 Partners.

TRANSACTIONS WITH RELATED PERSONS
Certain Transactions with Related Persons
Advisory Services with CFGI LLC
On August 28, 2012, the Company appointed Charles Jacobson as the Company’s Chief Financial Officer, effective September 4, 2012. Mr. Jacobson carries out his role as Chief Financial Officer of the Company pursuant to an agreement between the Company and CFGI. Since April 2019, Mr. Jacobson serves as a Partner at CFGI. CFGI provides management level finance, accounting and transaction advisory services to public and private companies throughout the United States. The agreement outlines the scope of responsibilities of CFGI, as well as Mr. Jacobson’s role. These include, but are not limited to, matters relating to the preparation and filing of the Company’s periodic reports under the Exchange Act, the preparation of the Company’s consolidated financial statements included therein and assisting the Company’s independent auditors with respect to developing and maintaining a system of internal control over financial reporting and disclosure controls and procedures. CFGI is compensated at a fixed annual fee plus reasonable expenses for performing services pursuant to the agreement. CFGI is responsible for all payments to Mr. Jacobson. As a result, Mr. Jacobson does not receive direct compensation from the Company and the amount of aggregate payments made to CFGI are based on the amount of work performed by Mr. Jacobson and CFGI on our behalf. Mr. Jacobson resigned from the position of the Company’s Chief Financial Officer effective October 3, 2022. The Company paid CFGI $813,125 in fees for its services in 2024.
Stockholders’ Agreement with Carlson Capital, L.P.
We are party to a Stockholders’ Agreement, dated as of August 18, 2014, with Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd., investment funds managed by Carlson Capital, L.P. (together, the “Carlson Funds”), that together beneficially own approximately 72.6% of our outstanding common stock. Pursuant to the Stockholders’ Agreement, the Company granted the Carlson Funds, until the Carlson Funds and their affiliates own less than 40 percent of the voting power of the outstanding voting securities of the Company (an “Ownership Reduction Event”), approval rights with respect to certain transactions including (i) the incurrence of indebtedness over specified amounts, (ii) the offer or sale of new equity or equity-based securities, (iii) the repurchase or redemption of equity securities, (iv) the sale or purchase of assets over specified amounts, (v) the declaration of dividends, (vi) making any loans, capital contributions to or investments in any person over specified amounts, (vii) making any changes in the size of the Board of Directors or (v) terminating or hiring a replacement for the Company’s CEO.
Also under the Stockholders’ Agreement, the Carlson Funds agreed that until the earlier of August 18, 2022 or such time as the Ownership Reduction Event,: (i) the Carlson Funds would not engage in a going-private transaction as described in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), without offering to acquire all of the then-outstanding common stock on the same terms and conditions and would not engage in such a transaction without the approval of both (x) a special committee of directors that are not affiliates of the Carlson Funds or the Company (“Non-Affiliated Directors”) and (y) the holders of a majority of the common stock held by stockholders of the Company other than the Carlson Funds; (ii) the Company would maintain at least two Non-Affiliated Directors; and (iii) any related party transaction or deregistration of our common stock from SEC reporting requirements would require the approval of a committee of such Non-Affiliated Directors or a subset thereof. We refer to these provisions as the “Minority Protections.”
On June 28, 2022, the Company and the Carlson Funds entered into Amendment No. 1 to the Stockholders’ Agreement (the “Stockholders’ Agreement Amendment”). The Stockholders’ Agreement Amendment extends the Minority Protections until an Ownership Reduction Event and deletes the provision of the Stockholder’s Agreement that would terminate the Minority Protections as of August 18, 2022.
In connection with the Stockholders’ Agreement Amendment, the Company and Carlson agreed on proposed revisions to the Company’s Certificate of Incorporation and Amended and Restated Bylaws to, among other things, permit stockholders that own at least 15 percent of the Company’s outstanding shares to call a special meeting of stockholders.
The Stockholders’ Agreement Amendment also, for so long as the Carlson Funds and their affiliates own at least 15 percent of the Company’s outstanding voting securities, (i) exempts the Carlson Funds from certain of the proposed bylaw requirements for calling a special meeting and certain of the requirements of proposed advance notice provisions and

(ii) provides that, without the approval of the Carlson Funds, the Company and its board of directors would not amend the proposed bylaw provisions relating to special meetings in a manner adverse to the Carlson Funds.
On March 2, 2023, the Company and the Carlson Funds entered into Amendment No. 2 to the Stockholders’ Agreement (the “Stockholders’ Agreement Amendment No. 2”). The Stockholders’ Agreement Amendment No. 2 deletes the provision of the Stockholder’s Agreement that grants approval rights to the Carlson Funds with respect to terminating or hiring a replacement for the Company’s CEO.
The foregoing descriptions of the Stockholders’ Agreement, Stockholders’ Agreement Amendment and the Stockholders’ Agreement Amendment No. 2 are not complete and are qualified in its entirety by reference to the full text of such agreement filed with the SEC on Form 8-K on August 19, 2014, Form 8-K on June 28, 2022 and Form 10-K on March 31, 2023, respectively.
Policies and Procedures for the Review, Approval or Ratification of Transactions with Related Persons
Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5 percent beneficial owners of our common stock, and each of their immediate family members. Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed the lower of $120,000 or 1% of the average of the our total assets at year-end for the two most recently completed fiscal years and in which such person has or will have a direct or indirect material interest. The Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The Nasdaq Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

PROPOSAL 3—ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES
We are providing stockholders with an advisory vote on executive compensation, or “Say on Pay.” The Say on Pay vote is a non-binding advisory vote on the compensation of our named executive officers, as described in the Executive Compensation section of this proxy statement, including the compensation tables and accompanying narrative disclosure. Although non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.
We strongly believe that our ability to retain and motivate our senior management is essential for us to execute our business plan. We place great importance on the consistency of our senior management in achieving results that we believe will enhance long-term stockholder value.
Stockholders are urged to read the Executive Compensation section of this proxy statement, including the compensation tables and the accompanying narrative disclosure, which discusses our compensation philosophy, policies and procedures, as well as outlines the compensation of our named executive officers in fiscal 2024. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2024 reflects and supports these compensation policies and procedures.
Accordingly, we ask our stockholders to approve the following resolution:
“RESOLVED, that the stockholders of the Company approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related material disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders.”
The Board of Directors unanimously recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of certain executive officers.
PROPOSAL 4—APPROVAL OF COMPANY’S 2010 EQUITY INCENTIVE PLAN, AS AMENDED
On November 8, 2010, the Board approved the 2010 SWK Holdings Corporation Equity Incentive Plan, as amended. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons, including employees, consultants, and non-employee directors, whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. Except as described herein under the captions, “Board Meetings, Director Independence and Annual Meeting Attendance-Compensation of Directors” the Company has not determined the amounts of any awards that might be made under the 2010 Plan. The Company anticipates granting awards to eligible plan participants in the normal course of business.
The Board has approved an amendment of the 2010 Plan (the “2025 Amendment”), subject to and effective as of stockholder approval. If the Company’s stockholders approve the 2025 Amendment, the 2025 Amendment would, solely extend the date of termination of the 2010 Plan to June 13, 2030.

Description of the 2010 Plan

The 2010 Plan is administered by the Compensation Committee of the Board. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests. At any time after the grant of an award, the administrator may accelerate the period during which the award vests. All forms of equity incentive compensation are granted at the discretion of the Company’s Board or Compensation Committee and may have a term not greater than 10 years from the date of grant.

Eligibility; Plan Limits.

All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Plan, subject to the discretion of the administrator. As of April 22, 2025, approximately 13 individuals would have been eligible to participate in the Plan had it been effective on such date, which includes 2 executive officers, 8 employees who are not executive officers, and 3 non-employee directors. There are certain limits on the number of awards that may be granted under the Plan. For example, at all times the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the plan and all other outstanding but unvested awards granted under the plan.

New Plan Benefits

Because the grant of awards under the 2010 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2025: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options		Stock Awards
Name and Position	Average Exercise Price ($)	Number of Awards (#)	Dollar Value ($)(1)	Number of Awards (#)
Joe D. Staggs, Chief Executive Officer	$11.22	7,893	$600,045	36,700
Adam Rice, Chief Financial Officer	$—	—	$150,011	9,175
All current executive officers, as a group (2) (3)	$—	—	$750,056	45,875
All current directors who are not executive officers, as a group (2)(3)	$—	—	$—	—
All current employees who are not executive officers, as a group (2)(3)	$16.29	871	$251,545	15,385
(1) The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 10 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2024.

(2) Represents the weighted-average exercise price for the group.
(3) Represents the aggregate grant date fair value for the group.

Equity Compensation Plan Information

The following table provides information as of April 22, 2025, with respect to the shares of common stock issuable under the 2010 Plan. The category “Equity compensation plans not approved by security holders” in the table below consists of the 2010 Plan.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans not approved by security holders	—	$—	—
Total

As of April 22, 2025, 597,615 shares remained available for issuance under the 2010 Plan.

Federal Income Tax Consequences
The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on us reporting the income to be recognized. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for us.
The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment and holding period requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the employee does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands.
The statutory holding period lasts until the later of two years from the date the option is granted and one year from the date the common stock is transferred to the employee pursuant to the exercise of the option.
If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If both of these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of (i) the fair market value of the common stock on the date of exercise minus the option price and (ii) the amount realized on disposition minus the option price.
Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee’s hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the employee.
Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the participant for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.
Generally, a participant will not recognize any taxable income upon the award of stock appreciation rights or performance awards. At the time the participant receives the payment for the stock appreciation right or the performance award, the fair market value of shares of common stock or, in the case of a stock appreciation right not settled entirely by common stock, the amount of any cash received in payment for such awards generally is taxable to the participant as ordinary income.
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by stockholders. We have structured and intend to implement the 2010 Plan so that resulting compensation would be performance-based compensation, where applicable. To allow us to qualify the compensation, we are seeking stockholder approval of the 2010 Plan and the material terms of the related performance goals.
The exercisability of an option or a stock appreciation right and the payment of performance awards or the elimination of restrictions on restricted stock, may be accelerated as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20 percent excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.
THE FOREGOING SUMMARY OF THE EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE 2010 PLAN DOES NOT PURPORT TO BE COMPLETE, AND IT IS RECOMMENDED THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING. MOREOVER, THE FOREGOING SUMMARY IS BASED UPON PRESENT FEDERAL INCOME TAX LAWS AND IS SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE, OR LOCAL LAW IS NOT COVERED IN THIS SUMMARY.

Not all of the important information about the 2010 Plan is contained in the foregoing summary. The full text of the 2010 Plan is attached to this Proxy Statement as Appendix A.
The Board of Directors recommends a vote FOR adoption of the proposal to approve an amendment to the 2010 Plan.

STOCKHOLDER PROPOSALS
Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2026 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on December 20, 2025; provided, however, that if the date of the 2026 annual meeting is more than thirty (30) days from the date of the 2025 annual meeting, the proposal must be receive by us by the deadline publicly disclosed by the Company subsequent to this Proxy Statement. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Under the Company’s Second Amended and Restated Bylaws, to be timely, any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2026 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices not later than the close of business on March 15, 2026 nor earlier than the close of business on February 13, 2026; provided, however, that in the event that the date of the 2026 annual meeting is more than 30 days before or more than 30 days after the date of the 2025 annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such nomination must also comply with Rule 14a-19 of the Exchange Act of 1934, including the notice period set forth in Rule 14a-19(b) set forth therein.
The above-mentioned proposals must also be in compliance with our Second Amended and Restated Bylaws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our Amended and Restated Bylaws as then in effect. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

HOUSEHOLDING
The SEC allows us to deliver a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the proxy materials, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.
The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder preferring to receive his or her own set of proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

OTHER BUSINESS
As of the date of this proxy statement, SWK received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this Proxy Statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.
By order of the Board of Directors,
Laurie L. Dotter
Chair of the Board

Whether or not you plan to attend the 2025 Annual Meeting of Stockholders, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the website provided on the proxy card or by signing, dating and returning the proxy card so that your shares will be represented at the meeting.

APPENDIX A
SWK HOLDINGS CORPORATION
2010 EQUITY INCENTIVE PLAN, AS AMENDED
1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.
2. SHARES SUBJECT TO THE PLAN.
2.1 Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 1,4,50,000 Shares, which reflects the 1-for-10 net reverse split effected on October 7, 2015. The Company may issue Shares that are authorized but unissued shares pursuant to the Awards granted under the Plan. The Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards granted under the Plan.
2.2 Lapsed, Returned Awards. Shares subject to Awards, and Shares issued upon exercise of Awards, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (i) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (ii) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (iii) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (iv) are surrendered pursuant to an Exchange Program. With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares under SARs will remain available for future grant or sale under the Plan. Shares that have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future issuance under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Stock Bonus Shares, Restricted Stock Units or Performance Shares are repurchased by the Company at the original issue price or are forfeited to the Company, then such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.
2.3 Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan and all other outstanding but unvested Awards granted under this Plan.
2.4 Limitations. No more than 14,500,000 Shares shall be issued pursuant to the exercise of ISOs, which reflects the 10-for-1 net reverse split effected on October 7, 2015..
2.5 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.4, and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.
3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Outside Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Outside Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
4. ADMINISTRATION.
4.1 Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Outside Directors. The Committee will have the authority to:
(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c) select persons to receive Awards;
(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e) determine the number of Shares or other consideration subject to Awards;
(f) determine the Fair Market Value in good faith, if necessary;
(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h) grant waivers of Plan or Award conditions;
(i) determine the vesting, exercisability and payment of Awards;
(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k) determine whether an Award has been earned;
(l) determine the terms and conditions of any, and to institute any Exchange Program;
(m) reduce or waive any criteria with respect to Performance Factors;
(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code; and
(o) make all other determinations necessary or advisable for the administration of this Plan.
4.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3 Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Insiders must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).
5. OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
5.1 Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3 Exercise Period. Options may be exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11. The Exercise Price of a NQSO may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
5.5 Method of Exercise. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6 Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):
(a) If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event no later than the expiration date of the Options.
(b) If the Participant is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.
(c) If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d) If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.
5.7 Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6. RESTRICTED STOCK AWARDS.
6.1 Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.2 Restricted Stock Award Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.3 Purchase Price. The Committee, in its sole discretion, may determine to set a Purchase Price for a Restricted Stock Award. The Purchase Price, if any, may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of any Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement.
6.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.5 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
7. STOCK BONUS AWARDS.
7.1 Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.3 Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.4 Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
8. STOCK APPRECIATION RIGHTS.
8.1 Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.2 Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.4 Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
9. RESTRICTED STOCK UNITS.
9.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.2 Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such Performance Factors (if any) during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.3 Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both.
9.4 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
10. PERFORMANCE SHARES.
10.1 Awards of Performance Shares. A Performance Share Award is an award to a Participant denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Shares shall be made pursuant to an Award Agreement.
10.2 Terms of Performance Shares. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Shares including, without limitation: (a) the number of Shares deemed subject to such Award; (b) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each award of Performance Shares. In establishing

Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Shares have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares that are subject to different Performance Periods and different performance goals and other criteria.
10.3 Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.
10.4 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
11. PAYMENT FOR SHARE PURCHASES.
Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a) by cancellation of indebtedness of the Company to the Participant;
(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
(d) by consideration received by the Company pursuant to a broker-assisted and/or same day sale (or other) cashless exercise program implemented by the Company in connection with the Plan;
(e) by any combination of the foregoing; or
(f) by any other method of payment as is permitted by applicable law.
12. GRANTS TO OUTSIDE DIRECTORS.
12.1 Types of Awards. Outside Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.
12.2 Eligibility. Awards pursuant to this Section 12 shall be granted only to Outside Directors. An Outside Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.3 Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Outside Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
13. WITHHOLDING TAXES.
13.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.
13.2 Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
14. TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees
15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.
15.2 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. The Committee may reprice Options or SARS without prior stockholder approval. The Committee may, at any time or from time to time authorize the Company, in the case of an Option or SAR exchange, and with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), to pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.
21. CORPORATE TRANSACTIONS.
21.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine; the Board (or, the Committee, if so designated by the Board) may, in its sole discretion, accelerate the vesting of such Awards in connection with a Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
21.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code).
21.3 Outside Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Outside Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22. ADOPTION AND STOCKHOLDER APPROVAL. The Committee, in its sole discretion, may at any time determine to submit the Plan for the approval of the Company’s stockholders, consistent with applicable laws.
23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate June 13, 2030, twenty (20) years from the original date this Plan is adopted by the Board, and five (5) years from the Plan amendment adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.
24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.
25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
27. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
“Board” means the Board of Directors of the Company.
“Cause” means (i) the commission of any act of fraud, embezzlement or dishonesty by the Participant, (ii) any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Company, or (iii) any intentional misconduct by a Participant that adversely affects the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of a Participant.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
“Company” means SWK Holdings Corporation, or any successor corporation.
“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).
“Director” means a member of the Board.
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided, however, that except with respect to Awards granted as ISOs, the Committee in its discretion may determine whether a total and permanent disability exists in accordance with non-discriminatory and uniform standards adopted by the Committee from time to time, whether temporary or permanent, partial or total, as determined by the Committee.
“Effective Date” means the date this Plan is approved by the Company’s stockholders, the date of which shall be within twelve (12) months before or after the date this Plan is adopted by the Board.
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;
(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;
(c) in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or
(d) if none of the foregoing is applicable, by the Board or the Committee in good faith.
“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12 of the Plan.
“Outside Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Participant” means a person who holds an Award under this Plan.
“Performance Factors” means the factors selected by the Committee, which may include, but are not limited to the, the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

·	Net revenue and/or net revenue growth;

·	Earnings per share and/or earnings per share growth;

·	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

·	Operating income and/or operating income growth;

·	Net income and/or net income growth;

·	Total stockholder return and/or Share price appreciation;

·	Return on equity;

·	Operating cash flow return on income;

·	Adjusted operating cash flow return on income;

·	Economic value added;

·	Individual business objectives; and

·	Company specific operational metrics.
“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.
“Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan.
“Plan” means this SWK Holdings Corporation 2010 Equity Incentive Plan.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and any successor security.
“Stock Appreciation Right” means an Award granted pursuant to Section 8 and Section 12 of the Plan.
“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

SWK HOLDINGS

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.investorvote.com/SWKH or scan the QR code — login details are located in the shaded bar below.

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Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Withhold
01 - Jerry Albright	☐	☐
02 - Laurie L. Dotter	☐	☐
03 - Robert K. Hatcher	☐	☐

	For	Against	Abstain
2. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐
3. Advisory Vote on Compensation of Certain Executives	☐	☐	☐
4. The approval of the Company's 2010 Equity Incentive Plan, as amended.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT

1 U P X 6 5 2 4 1 0

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0459HB

The 2025 Annual Meeting of Stockholders of SWK Holdings Corporation will be held on Friday, June 13, 2025, 9:00 A.M. CT virtually via the internet at meetnow.global/MAR46CD.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — SWK HOLDINGS CORPORATION

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 13, 2025

Joe D. Staggs and Adam Rice, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on June 13, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

SWK HOLDINGS

VOTE

Using a black ink pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Withhold
01 - Jerry Albright	☐	☐
02 - Laurie L. Dotter	☐	☐
03 - Robert K. Hatcher	☐	☐

	For	Against	Abstain
2. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐
3. Advisory Vote on Compensation of Certain Executives	☐	☐	☐
4. The approval of the Company's 2010 Equity Incentive Plan, as amended.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 6 5 2 4 1 0

04591B

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — SWK HOLDINGS CORPORATION

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 13, 2025

Joe D. Staggs and Adam Rice, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on June 13, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)